Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS ESG International Core Equity Fund

Hiten Shah is added as portfolio manager of the fund effective May 15, 2024 and will be responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS ESG International Core Equity Fund in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Hiten Shah is provided as of December 31, 2023 and the information for Pankaj Bhatnagar is provided as of the fiscal year end of the fund.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Pankaj Bhatnagar	$0	$500,001 - $1,000,000
Hiten Shah	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
Pankaj Bhatnagar	7	5,183,910,298	0	$0
Hiten Shah	2	$287,595,069	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar	2	$163,996,240	0	$0
Hiten Shah	0	$0	0	$0

May 3, 2024

SAISTKR24-14

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance Based Fee Accounts
Pankaj Bhatnagar	3	$20,480,071	0	$0
Hiten Shah	0	$0	0	$0

Please Retain This Supplement for Future Reference

May 3, 2024

SAISTKR24-14